                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 002-94996




                            THE HUDSON RIVER TRUST

                         Principal Office Located at
           1345 Avenue of the Americas -- New York, New York 10105

The Hudson River Trust (the "Trust") is a mutual fund, currently issuing separate series of shares of beneficial interest, each representing a separate investment portfolio (each a "Portfolio"). The Portfolios available through this prospectus are Alliance Equity Index and Alliance Common Stock. Shares of each Portfolio are currently divided into two classes: Class IA shares, offered pursuant to another prospectus and Class IB shares, offered hereby.

This prospectus sets forth concisely the investment objectives and policies of the Portfolios and the information about the Trust a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information relating to Class IB shares ("SAI") dated May 1, 1997 has been filed with the Securities and Exchange Commission ("SEC"). This SAI is incorporated by reference into this prospectus and is available at no charge by writing the Trust at the above address. California residents may obtain the SAI at no charge by calling 1-800-999-3527.

                              TABLE OF CONTENTS

                                                PAGE
                                             --------
Financial Highlights.........................     2
The Trust....................................     3
Investment Objectives and Policies...........     3
Investment Techniques........................     5
Certain Investment Restrictions..............    10
Management of the Trust......................    11
Description of the Trust's Shares............    13
Dividends, Distributions and Taxes...........    15
Investment Performance.......................    15
Appendix A--Description of Bond Ratings .....   A-1
Appendix B--Performance Information..........   B-1

An investment in the Trust is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1997

-----------------------------------------------------------------------------
HRT103 (5/97)--#9  Copyright 1997 The Hudson River Trust. All rights reserved.

FINANCIAL HIGHLIGHTS

The financial information in the table below has been audited by Price Waterhouse LLP, the Trust's independent accountants. The December 31, 1996 audited financial statements of the Trust and the "Report of Independent Accountants" appear in the SAI. The Trust's annual report, which contains additional performance information, is available without charge upon request. No Class IB shares of the Alliance Equity Index Portfolio were outstanding as of December 31, 1996.

                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
              (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)(B)

                                                                                    OCTOBER 2, 1996
                                                                                          TO
                                                                                   DECEMBER 31, 1996
                                                                                  -----------------
                                                                                       ALLIANCE
                                                                                        COMMON
                                                                                         STOCK
Net asset value, beginning of period .............................................      $ 17.90
                                                                                  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)  ...................................................         0.02
 Net realized and unrealized gain on investments and foreign currency
   transactions ..................................................................         1.52
                                                                                  -----------------
 Total from investment operations  ...............................................         1.54
                                                                                  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  ...........................................        (0.00)
 Dividends in excess of net investment income  ...................................        (0.03)
 Distributions from realized gains  ..............................................        (0.16)
 Distributions in excess of realized gains  ......................................        (1.03)
 Tax return of capital distributions  ............................................           --
                                                                                  -----------------
 Total dividends and distributions  ..............................................        (1.22)
                                                                                  -----------------
Net asset value, end of period ...................................................      $ 18.22
                                                                                  =================
Total return (c)..................................................................         8.49%
                                                                                  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................      $ 1,244
Ratio of expenses to average net assets ..........................................         0.63%(a)
Ratio of net investment income (loss) to average net assets ......................         0.61%(a)
Portfolio turnover rate...........................................................           55%
Average commission rate paid .....................................................      $0.0565

[FN]
------------
* Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. ("Alliance") acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.
(a)    Annualized.
(b) Net investment income and capital changes per share are based upon monthly average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

THE TRUST

The Trust is an open-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). As a "series" investment company, the Trust issues shares of beneficial interest that are currently divided into fourteen Portfolios, although the Trust may, from time to time, establish additional Portfolios. Each Portfolio is a separate diversified series of the Trust, and the Trust's assets and liabilities are divided among the Portfolios. Originally organized as a Maryland corporation which commenced operations on March 22, 1985, the Trust was reorganized as a Massachusetts business trust on July 10, 1987.

Shares of each Portfolio are currently divided into two classes: Class IA shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IB shares are offered pursuant to this prospectus at net asset value and are subject to distribution fees imposed pursuant to a distribution plan (the "Distribution Plan") adopted under Rule 12b-1 under the Investment Company Act. Class IB shares are sold to an insurance company separate account of Equitable. Inquiries regarding Class IB shares should be addressed to Equitable, Income Management Group, at 200 Plaza Drive, Secaucus, NJ 07096 (toll-free:
1-800-789-7771).

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in the assets of that Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, other than with respect to the payment of distribution fees under the Distribution Plan.

The Trust's shares are sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and certain insurance companies unaffiliated with Equitable. Equitable was the record owner of approximately 99.7% and 100% of the Trust's Class IA and Class IB shares, respectively, as of March 31, 1997, and consequently may be deemed to control the Trust.

The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which could force the Trust to sell portfolio securities at disadvantageous prices.

INVESTMENT OBJECTIVES AND POLICIES

FUNDAMENTAL INVESTMENT OBJECTIVES

The following investment objectives of each Portfolio are fundamental and, unless permitted by law, will not be changed without a vote of the holders of the majority of the voting securities of that Portfolio. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

  o The Alliance Equity Index Portfolio's fundamental investment objective is to seek a total return before expenses that approximates the total return performance of the Standard & Poor's ("S&P") 500 Composite Stock Price Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

  o The Alliance Common Stock Portfolio's fundamental investment objective is to achieve long-term growth of its capital and increase income. It will pursue this objective by investing primarily in common stock and other equity-type instruments.

INVESTMENT POLICIES

The following investment policies and restrictions, unless otherwise noted, are not fundamental policies of the Portfolios. They may be changed by the Board of Trustees without a shareholder vote, except as otherwise stated in this Prospectus or in the SAI.

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ALLIANCE EQUITY INDEX PORTFOLIO--INVESTMENT POLICIES

The Alliance Equity Index Portfolio's investment objective is to seek a total return before expenses that approximates the total return of the S&P 500 Index (the "Index"), including reinvestment of dividends, at a risk level consistent with that of the Index. The Index is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the Index in proportion to its market importance. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included by S&P for purposes of diversification. The value of the Index may change over time due to a variety of factors, including economic factors and events affecting issuers included in the Index.

In managing the Alliance Equity Index Portfolio, the Trust's investment adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques. Rather, the investment adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the Index. The investment adviser will first select from the largest capitalization securities in the Index on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the Index because the Index is significantly influenced by a small number of securities. However, selecting securities on the basis of their capitalization alone would distort the Alliance Equity Index Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Alliance Equity Index Portfolio from that of the Index. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Alliance Equity Index Portfolio. The investment adviser also seeks to diversify the Alliance Equity Index Portfolio's assets with respect to market capitalization. As a result, the Alliance Equity Index Portfolio will include securities of smaller and medium-sized capitalization companies in the Index.

Although the modeling techniques are intended to produce a portfolio whose performance approximates that of the Index (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Alliance Equity Index Portfolio's investment results (before expenses) and the Index's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Alliance Equity Index Portfolio's investments and the Index.

Cash may be accumulated in the Alliance Equity Index Portfolio until it reaches approximately 1% of the value of the Alliance Equity Index Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Alliance Equity Index Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Also, adverse performance of a stock will ordinarily not result in its elimination from the Alliance Equity Index Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Alliance Equity Index Portfolio holds cash, the Alliance Equity Index Portfolio may from time to time buy and hold futures contracts on the Index and options on such futures contracts. See "Investment Techniques--Futures" and "Investment Techniques--Risk Factors in Options and Futures," below. The contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets.

The Alliance Equity Index Portfolio may seek to increase income by lending securities with a value of up to 50% of its total assets to brokers-dealers. See "Investment Techniques--Securities Lending," below.

ALLIANCE COMMON STOCK PORTFOLIO--INVESTMENT POLICIES

The Alliance Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that Alliance believes will share in the growth of the nation's economy over a long period.

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Most of the time, the Alliance Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Alliance Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below.

If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Alliance Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1996, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.

The Alliance Common Stock Portfolio may make temporary investments in money market instruments. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

INVESTMENT TECHNIQUES

The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The Alliance Common Stock Portfolio may make investments in repurchase agreements, and both of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Alliance Common Stock Portfolio may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Alliance Common Stock Portfolio may also write covered put and call options and buy put and call options on foreign currencies. The Alliance Common Stock and Alliance Equity Index Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Alliance Common Stock Portfolio may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as the Government National Mortgage Association ("GNMA")) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as the Federal National Mortgage Association ("FNMA")) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Alliance Common Stock Portfolio may invest in (i) mortgage-backed securities, including GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") certificates, (ii) collateralized mortgage obligations ("CMOs") that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S.

Government agency or instrumentality securities, (iii) real estate mortgage investment conduits ("REMICs") and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."

CERTAIN MONEY MARKET INSTRUMENTS

Both of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

The Alliance Common Stock Portfolio may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, the Alliance Common Stock Portfolio may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.

FIXED INCOME SECURITIES

Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.

REPURCHASE AGREEMENTS

In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. Neither Portfolio will enter into a repurchase agreement if as a result more than 15% of the Portfolio's net assets would be invested in "illiquid securities."

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio's custodian will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.

OPTIONS

The Alliance Common Stock Portfolio may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Alliance Common Stock Portfolio may also write covered put and call options and buy put and call options on foreign currencies.

A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below.

Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities.

In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

The Alliance Common Stock Portfolio may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

FUTURES

The Alliance Common Stock Portfolio may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). In the case of the Alliance Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error. As described below under "Foreign Securities and Currencies," the Alliance Common Stock Portfolio may enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Both of the Portfolios may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. In addition, the contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Alliance Common Stock Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.

RISK FACTORS IN OPTIONS AND FUTURES

To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

FOREIGN SECURITIES AND CURRENCIES

The Alliance Common Stock Portfolio may invest in foreign securities. Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

The Alliance Common Stock Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

SECURITIES LENDING

For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.

CERTAIN INVESTMENT RESTRICTIONS

The following restrictions apply to all of the Portfolios, unless otherwise stated, and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders. Additional investment restrictions appear in the SAI.

Neither of the Portfolios will make loans, except that each Portfolio may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio elects not to "concentrate" investments in an industry, as that concept is defined under applicable federal securities laws. In general, this means that neither Portfolio will make an investment in an industry if that investment would make the Portfolio's holdings in that industry exceed 25% of the Portfolio's total assets. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry for purposes of this restriction.

Each Portfolio intends to be "diversified," as that term is defined under applicable federal securities laws. In general, this means that neither Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities.

MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust and By-laws.

THE INVESTMENT ADVISER

Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.

The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                           FIRST           NEXT          NEXT          NEXT
                        $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
                      -------------- -------------- ------------ -------------- ------------
Alliance Common
 Stock................     0.475%         0.425%        0.375%        0.355%        0.345%*
Alliance Equity
 Index................     0.325%         0.300%        0.275%        0.255%        0.245%

* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

THE PORTFOLIO MANAGERS

ALLIANCE EQUITY INDEX PORTFOLIO

Judith A. Maglio has been the person principally responsible for the Alliance Equity Index Portfolio's investment program since its inception. Ms. Maglio, a Vice President of Alliance, has been associated with Alliance since 1970.

ALLIANCE COMMON STOCK PORTFOLIO

Tyler J. Smith has been the person principally responsible for the Alliance Common Stock Portfolio's investment program since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.*
------------
* Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

THE TRUST'S EXPENSES

The Trust pays all of its operating expenses not specifically assumed by Alliance. The expenses borne by the Trust include or could include taxes; brokerage commissions; interest charges; securities lending fees; fees and expenses of the registration or qualification of a Portfolio's securities under federal or state securities laws; fees of the Portfolio's custodian, transfer agent, independent accountants and legal counsel; all expenses of shareholders' and trustees' meetings; all expenses of the preparation, typesetting, printing and mailing to existing shareholders of prospectuses, prospectus supplements, statements of additional information, proxy statements, and annual and semi-annual reports; any proxy solicitor's fees and expenses; costs of fidelity bonds and Trustees' liability insurance premiums as well as extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made; any membership fees of the Investment Company Institute and similar organizations; costs of maintaining the Trust's corporate existence and the compensation of Trustees who are not directors, officers, or employees of Alliance or its affiliates. The following table, reflecting the Trust's estimated expenses, is based on information for Class IA shares for the year ended December 31, 1996 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ended December 31, 1997.

                            ALLIANCE    ALLIANCE
                             EQUITY      COMMON
                              INDEX       STOCK
TYPE OF EXPENSE             PORTFOLIO   PORTFOLIO
------------------------- ----------- -----------
Investment Advisory Fees      0.33%       0.38%
12b-1 Fees ...............    0.25%       0.25%
Other Expenses ...........    0.05%       0.03%
                          ----------- -----------
Total Expenses ...........    0.63%       0.66%
                          =========== ===========

Actual investment advisory fees, other expenses and total expenses for the period ended December 31, 1996 were as follows:

                            ALLIANCE    ALLIANCE
                             EQUITY      COMMON
                              INDEX       STOCK
TYPE OF EXPENSE             PORTFOLIO   PORTFOLIO
------------------------- ----------- -----------
Investment Advisory Fees      0.35%       0.36%
12b-1 Fees ...............    0.25%       0.25%
Other Expenses ...........    0.04%       0.02%
                          ----------- -----------
Total Expenses ...........    0.64%       0.63%
                          =========== ===========

TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commissions it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by an SEC rule, in a public offering in which DLJ or an affiliate is an underwriter.

DESCRIPTION OF THE TRUST'S SHARES

CHARACTERISTICS

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The Trust is divided into fourteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio vote together on any matter, except to the extent otherwise required by the Investment Company Act, or when the Board of Trustees of the Trust have determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the Investment Company Act, or any successor rule, and in the Trust's Agreement and Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent equal pro rata interests in the assets of that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its "Class Expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments to the Distributor pursuant to the Distribution Plan for Class IB shares.

PURCHASE AND REDEMPTION

Class IB shares are offered at net asset value and are subject to distribution fees under the Distribution Plan. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchase and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

The Trust has a distribution agreement for its Class IB shares with Equitable Distributors, Inc. (the "Distributor"), a Delaware corporation and an indirect, wholly-owned subsidiary of The Equitable Life Assurance Society of the United States located at 787 Seventh Avenue, New York, New York 10019.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the

Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the distribution agreement payments to the Distributor for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under the terms of the Distribution Plan and the distribution agreement, each Portfolio is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of the Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Class IB shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows, as further described in the SAI:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks.

   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company which is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Internal Revenue Code, because the Trust funds certain types of Contracts, each Portfolio is also subject to the investment diversification requirements of Subchapter L of the Internal Revenue Code. Were any Portfolio to fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the investment adviser.

Certain additional tax information appears in the SAI.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those products.

INVESTMENT PERFORMANCE

Each Portfolio may illustrate in advertisements or sales materials its average annual total return, which is the rate of growth of the Portfolio that would be necessary to achieve the ending value of an investment kept in the Portfolio for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Portfolio are reinvested in shares of the Portfolio at net asset value, and (2) all recurring fees are included for applicable periods.

Each Portfolio may also illustrate in advertisements or sales materials its cumulative total return for several time periods throughout the Portfolio's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Portfolio will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

                                  APPENDIX A

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

   o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

   o The rating C1 is reserved for income bonds on which no interest is being paid.

   o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

   o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

   o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

                                  APPENDIX B

PERFORMANCE INFORMATION

The following tables provide performance results for the Alliance Common Stock and Alliance Equity Index Portfolios, net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Investment operations commenced with respect to Class IB shares of the Alliance Common Stock, Portfolio on October 2, 1996. Returns shown for Class IB shares for periods prior to October 2, 1996 and returns shown for Class IB shares of Alliance Equity Index Portfolio are derived from the historical performance of Class IA shares. These returns have not been adjusted to reflect the 12b-1 fees, currently paid at an annual rate of 0.25% of average net assets, applicable to Class IB shares, Class IA shares are not subject to any 12b-1 fees. All other things being equal, returns for Class IB shares would have been adversely affected (i.e., reduced) by the amount of such higher expenses, compounded over the relevant period.

The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5- and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Common Stock Portfolio on June 16, 1975, and the Alliance Equity Index Portfolio on March 1, 1994. In the "Since Inception" columns of Table I and Table II below, the performance of each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Alliance Common Stock Portfolio and its comparative indices, from January 13, 1976, the date on which the unit value was established and Contract owner contributions were first accepted by the Alliance Common Stock Portfolio's separate account predecessor.

The Trust's Portfolios serve as the underlying investment vehicles for Contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached Contract prospectus for further information about your Contract including a description of all charges and expenses.

                                   TABLE I
                          ANNUALIZED RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1996

                                                                                                 SINCE
PORTFOLIO/BENCHMARKS                        1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   INCEPTION
                                          -------- --------- --------- ---------- ---------- -----------
ALLIANCE EQUITY INDEX.....................  22.39%       --        --        --         --       20.25%
Lipper S&P 500 Index Funds Average .......  22.30        --        --        --         --       20.10
S&P 500...................................  22.96        --        --        --         --       20.90
----------------------------------------- -------- --------- --------- ---------- ---------- -----------
ALLIANCE COMMON STOCK.....................  24.20     17.20%    15.71%    15.82%     16.50%      15.21
Lipper Growth Equity Mutual Funds
 Average..................................  19.24     15.23     13.04     13.47      14.58       15.06
S&P 500...................................  22.96     19.66     15.20     15.28      14.85       14.63
----------------------------------------- -------- --------- --------- ---------- ---------- -----------

                                   TABLE II
                          CUMULATIVE RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1996

                                                                                                 SINCE
PORTFOLIO/BENCHMARKS                        1 YEAR   3 YEARS   5 YEARS   10 YEARS   15 YEARS   INCEPTION
----------------------------------------- -------- --------- --------- ---------- ---------- -----------
ALLIANCE EQUITY INDEX ....................  22.39%       --        --         --         --       68.84%
Lipper S&P 500 Index Funds Average  ......  22.30        --        --         --         --       68.03
S&P 500...................................  22.96        --        --         --         --       71.28
----------------------------------------- -------- --------- --------- ---------- ---------- -----------
ALLIANCE COMMON STOCK.....................  24.20     60.98%   107.42%    334.40%    888.31%   1,848.15
Lipper Growth Equity Mutual Funds
 Average..................................  19.24     53.78     87.06     266.86     705.20    2,152.74
S&P 500...................................  22.96     71.34    102.85     314.34     925.25    1,655.74
----------------------------------------- -------- --------- --------- ---------- ---------- -----------

                                   TABLE III
                            ANNUAL RATES OF RETURN

                ALLIANCE   ALLIANCE
YEAR ENDING      COMMON     EQUITY
DECEMBER 31      STOCK      INDEX
------------- ---------- ----------
1976..........     9.2%*
1977..........    -9.2
1978..........     8.2
1979..........    29.8
1980..........    50.1
1981..........    -5.8
1982..........    17.6
1983..........    26.1
1984..........    -2.0
1985..........    33.4
1986..........    17.3
1987..........     7.5
1988..........    22.4
1989..........    25.6
1990..........    -8.1
1991..........    37.9
1992..........     3.2
1993..........    24.8
1994..........    -2.1        1.1%*
1995..........    32.5       36.5
1996..........    24.2       22.4
------------- ---------- ----------

------------
*Unannualized from the inception date described in the Prospectus through the end of the calendar year indicated.